Exhibit 99.1

Infrastructure provider powering Web3

Disclaimer 2 General This presentation (together with oral statements made in connection herewith, this “Presentation”) is provided for informational purposes only and has been prepared to assist interested parties in making their own evaluation with respect to Social Leverage Acquisition Corp I (“SLAC”). A holding company formed by shareholders of W3BCLOUD Partners Limited (“W3BCLOUD”), which is the parent of W3BCLOUD (“US Holdco”), is seeking to become indirectly publicly listed pursuant to a potential business combination with SLAC, although there can be no assurance that such transaction will ultimately be consummated. By accepting this Presentation, you acknowledge and agree that all of the information contained herein or disclosed orally during this Presentation is confidential, that you will not distribute, disclose and use such information for any purpose other than in connection with your participation in a potential financing, that you will not distribute, disclose or use such information in any way detrimental to W3BCLOUD, US Holdco or SLAC, and that you will return this Presentation to W3BCLOUD and SLAC, delete or destroy this Presentation upon request. No representations or warranties, express or implied, are given in or in respect of, this Presentation. You are also being advised that the United States securities laws restrict persons with material non-public information about a company obtained directly or indirectly from that company from purchasing or selling securities of such company, or from communicating such information to any other person under circumstances in which it is reasonably foreseeable that such person is likely to purchase or sell such securities on the basis of such information. To the fullest extent permitted by law, in no circumstances will SLAC, US Holdco, W3BCLOUD or any of their respective subsidiaries, stockholders, affiliates, representatives, partners, directors, officers, employees, advisers or agents be responsible or liable for any direct, indirect or consequential loss or loss of profit arising from the use of this Presentation, its contents, its omissions, reliance on the information contained within it, or on opinions communicated in relation thereto or otherwise arising in connection therewith. In addition, this Presentation does not purport to be all-inclusive or to contain all of the information that may be required to make a full analysis of W3BCLOUD or the proposed business combination. Viewers of this Presentation should each make their own evaluation of W3BCLOUD and of the relevance and adequacy of the information presented. Viewers of this Presentation should make such other investigations as they deem necessary. Nothing herein should be construed as legal, financial, tax or other advice. You should consult your own advisers concerning any legal, financial, tax or other considerations concerning the opportunity described herein. The general explanations included in this Presentation cannot address, and are not intended to address, your specific investment objectives, financial situations or financial needs. The proposed business combination will be submitted to the stockholders of SLAC for their consideration and approval at a special meeting of stockholders. In connection with the proposed business combination, SLAC has filed with the SEC a preliminary and is expected to file a definitive proxy statement relating to the proposed business combination (as amended or supplemented from time to time, the “Proxy Statement”). After the Proxy Statement is cleared by the SEC, the definitive Proxy Statement will be distributed to holders of the common stock of SLAC in connection with SLAC’s solicitation of proxies for the vote by SLAC’s stockholders in connection with the proposed business combination and other matters as described in the Proxy Statement. SLAC’s stockholders and other interested parties are advised to read the preliminary Proxy Statement and any amendments thereto and, once available, the definitive Proxy Statement and any other documents filed in connection with SLAC’s solicitation of proxies for its special meeting of stockholders to be held to approve the proposed business combination and other matters, as these documents will contain important information about SLAC, W3BCLOUD and the proposed business combination. Stockholders may also obtain a copy of the preliminary Proxy Statement or the definitive Proxy Statement, once available, as well as other documents filed with the SEC regarding the proposed business combination and other documents filed with the SEC by SLAC, without charge, at the SEC’s website located at www.sec.gov or by directing a request to 8390 E. Via de Ventura, Suite F110-207 Scottsdale, Arizona, Attention: Howard Lindzon (Chief Executive Officer of SLAC). This Presentation does not constitute a solicitation of any proxy. SLAC, W3BCLOUD, US Holdco, and certain of their respective directors, executive officers and other members of management and employees may, under SEC rules, be deemed to be participants in the solicitation of proxies from SLAC’s stockholders in connection with the proposed business combination. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of SLAC’s stockholders in connection with the proposed business combination is set forth in SLAC’s Proxy Statement filed with the SEC. You can find more information about SLAC’s directors and executive officers in SLAC’s final prospectus dated February 11, 2021, and filed with the SEC on February 16, 2021. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, is included in SLAC’s preliminary Proxy Statement and will be included in SLAC’s definitive Proxy Statement when it becomes available. Stockholders, potential investors and other interested persons should read the Proxy Statement carefully before making any voting or investment decisions. When available, these documents can be obtained free of charge from the sources indicated above. No Offer or Solicitation This Presentation does not constitute an offer, or a solicitation of an offer, to buy or sell any securities, investment or other specific product, or a solicitation of any vote or approval, nor shall there be any sale of securities, investment or other specific product in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. Any future offering of securities will not be registered under the Securities Act of 1933, as amended (the “Securities Act”), and will be offered as a private placement to a limited number of “accredited investors” as defined in Rule 501(a) under the Act and / or “Institutional Accounts” as defined in FINRA Rule 4512(c). In such a scenario, the securities offered would need to continue to be held unless a subsequent disposition is registered under the Securities Act or exempt from the registration requirements of the Securities Act. Investors should consult with their counsel as to the applicable requirements for a purchaser to avail itself of any exemption under the Securities Act. The transfer of securities may also be subject to conditions set forth in an agreement under which they are to be issued. Investors should be aware that they might be required to bear the final risk of their investment for an indefinite period of time. SLAC, W3BCLOUD and US Holdco are not making an offer of the Securities in any jurisdiction where the offer is not permitted. This Presentation shall not constitute a “solicitation” as defined in Section 14 of the Securities Exchange Act of 1934, as amended. NEITHER THE SEC NOR ANY OTHER SECURITIES COMMISSION OR SIMILAR REGULATORY AUTHORITY, IN THE UNITED STATES, CANADA OR ELSEWHERE, HAS REVIEWED, APPROVED OR DISAPPROVED OF ANY SECURITIES OR THIS PRESENTATION OR DETERMINED IF THIS PRESENTATION IS TRUTHFUL OR COMPLETE, AND ANY REPRESENTATION TO THE CONTRARY IS AN OFFENCE.

Disclaimer (continued) 3 Forward Looking Statements All statements other than statements of historical facts contained in this Presentation are forward-looking statements. Forward-looking statements may generally be identified by the use of words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “project,” “forecast,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” “target” or other similar expressions (or the negative versions of such words or expressions) that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding estimates and forecasts of other financial and performance metrics (including Revenue, EBITDA, EBITDA Margin and Capex), projections of industry supply and demand, pricing and market opportunity, the satisfaction of the closing conditions to the potential Private Placement, the potential business combination and related transactions, the level of redemptions by SLAC’s public stockholders and the timing of the completion of the potential business combination, including the anticipated closing date of the proposed business combination and the use of the cash proceeds therefrom. These statements are based on various assumptions, whether or not identified in this Presentation, and on the current expectations of W3BCLOUD’s, US Holdco’s and SLAC’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and may differ from assumptions, and such differences may be material. Many actual events and circumstances are beyond the control of W3BCLOUD, US Holdco and SLAC. These forward-looking statements are subject to a number of risks and uncertainties, including (i) changes in domestic and foreign business, market, financial, political and legal conditions; (ii) the inability of the parties to successfully or timely consummate the proposed business combination, including the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the proposed business combination, or that the approval of the stockholders of SLAC is not obtained; (iii) the ability to maintain the listing of the combined company’s securities on the stock exchange; (iv) the inability to complete any private placement financing or the completion of any private placement financing with terms unfavorable to you; (v) the risk that the proposed business combination disrupts current plans and operations of SLAC or W3BCLOUD as a result of the announcement and consummation of the transaction described herein; (vi) the risk that any of the conditions to closing are not satisfied in the anticipated manner or on the anticipated timeline; (vii) the failure to realize the anticipated benefits of the proposed business combination; (viii) risks relating to the uncertainty of the projected financial information with respect to W3BCLOUD and costs related to the proposed business combination; (ix) risks related to the rollout of W3BCLOUD’s business strategy and the timing of expected business milestones; (x) the effects of competition on W3BCLOUD’s future business and the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; (xi) risks related to domestic and international political and macroeconomic uncertainty; (xii) the outcome of any legal proceedings that may be instituted against SLAC, W3BCLOUD, US Holdco or any of their respective directors or officers, following the announcement of the potential business combination; (xiii) the amount of redemption requests made by SLAC’s public stockholders; (xiv) the ability of SLAC or the combined company to issue equity, if any, in connection with the proposed business combination or to otherwise obtain financing in the future; (xv) the impact of the global COVID-19 pandemic and governmental responses on any of the foregoing risks; (xvi) risks related to digital assets technology, industry and regulations; (xvii) changes in laws and regulations; and (xviii) those factors discussed in SLAC’s Annual Report on Form 10-K for the year ended December 31, 2021 and Quarterly Reports on Form 10-Q for the quarters ended March 31, 2022, and June 30, 2022, in each case, under the heading “Risk Factors,” and other documents of SLAC to be filed with the SEC. If any of these risks materialize or SLAC’s or W3BCLOUD’s assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither SLAC, US Holdco, or W3BCLOUD presently know or that SLAC, US Holdco and W3BCLOUD currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect SLAC’s, US Holdco’s and W3BCLOUD’s expectations, plans or forecasts of future events and views as of the date of this Presentation. SLAC, US Holdco and W3BCLOUD anticipate that subsequent events and developments will cause SLAC’s, US Holdco’s and W3BCLOUD’s assessments to change. However, while W3BCLOUD or US Holdco may elect to update these forward-looking statements at some point in the future, W3BCLOUD and US Holdco specifically disclaim any obligation to do so, unless required by applicable law. These forward-looking statements should not be relied upon as representing W3BCLOUD’s or US Holdco’s assessments as of any date subsequent to the date of this Presentation. Accordingly, undue reliance should not be placed upon the forward-looking statements. Industry and Market Data This Presentation contains certain industry market data, including assumed future Web3 adoption growth and assumed future prices of Ethereum, Filecoin, Pocket Network and other digital assets, that are based exclusively on W3BCLOUD management’s estimates and calculations, which W3BCLOUD management has derived from its review and interpretation of third party sources, internal research and knowledge of the industries in which W3BCLOUD operates. While W3BCLOUD management believes such data is reasonable, there are inherent challenges and limitations involved in compiling data from various sources and making conclusions therefrom, and neither W3BCLOUD, US Holdco or SLAC have independently verified market or industry data from third party sources. Estimates, forecasts, projections or similar methodologies are inherently subject to uncertainties, are subject to a number of assumptions that are beyond the control of W3BCLOUD, US Holdco and SLAC and actual events or circumstances may differ materially from events or circumstances that are assumed in this information. For example, the Web3 user base has increased significantly over the past 2 years. In addition, the prices of Ethereum, Filecoin, Pocket Network and other digital assets have fluctuated significantly since 2020. There can be no assurance that W3BCLOUD’s estimates regarding future Web3 user base growth and future prices of Ethereum, Filecoin and other digital assets will be accurate, and deviations could be material. Readers of this Presentation are encouraged to make their own assessments of future Web3 adoption growth and the factors that will impact such growth. See also “Use of Projections” paragraph below. Use of Projections This Presentation contains projected financial information with respect to W3BCLOUD, including, but not limited to, estimated results for fiscal years 2022 and 2023. Such projected financial information constitutes forward-looking information and are presented as goals or an illustration of the results that could be generated given a set of hypothetical assumptions that may prove to be incorrect. Such projected financial information should not be viewed as guidance and is not based on W3BCLOUD’s historical operating results, which are limited, and should not be relied upon as necessarily indicative of future results or W3BCLOUD’s actual economics. The assumptions and estimates underlying such financial forecast information are inherently uncertain and are subject to a wide variety of significant business, economic, competitive and other risks and uncertainties, a number of which are beyond the control of either W3BCLOUD, US Holdco or SLAC, and subject to change that could cause actual results to differ materially from those contained in the prospective financial information. See “Forward-Looking Statements” paragraph above. Actual results may differ materially from the results contemplated by the financial forecast information contained in this Presentation, and the inclusion of such information in this Presentation should not be regarded as a representation by any person that the results reflected in such forecasts will be achieved. Neither SLAC’s, US Holdco’s or W3BCLOUD’s independent auditors have audited, reviewed, compiled or performed any procedures with respect to the projections for the purpose of their inclusion in this Presentation, and accordingly, neither of them expressed an opinion or provided any other form of assurance with respect thereto for the purpose of this Presentation.

Disclaimer (continued) 4 Financial Information; Non-GAAP Financial Measures The financial information and data contained in this Presentation is unaudited and does not conform to Regulation S-X promulgated under the Securities Act. Accordingly, such information and data may not be included in, may be adjusted in or may be presented differently in, the Proxy Statement to be filed by SLAC with the SEC. Some of the financial information and data contained in this Presentation, such as EBITDA and EBITDA Margin, has not been prepared in accordance with United States generally accepted accounting principles (“GAAP”). SLAC, US Holdco and W3BCLOUD believe these non-GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to W3BCLOUD’s financial condition and results of operations. W3BCLOUD’s management uses these non-GAAP measures for trend analyses, for purposes of determining management incentive compensation and for budgeting and planning purposes. SLAC, US Holdco and W3BCLOUD believe that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating projected operating results and trends in and in comparing W3BCLOUD’s financial measures with other similar companies, many of which present similar non-GAAP financial measures to investors. Management does not consider these non-GAAP financial measures in isolation or as an alternative to financial measures determined in accordance with GAAP. The principal limitation of these non-GAAP financial measures is that they exclude significant expenses and income and cash flows that are required by GAAP to be recorded in W3BCLOUD’s financial statements. In addition, they are subject to inherent limitations as they reflect the exercise of judgments by management about which expense and income and cash flows are excluded or included in determining these non-GAAP financial measures. In order to compensate for these limitations, management presents non-GAAP financial measures in connection with GAAP results and reconciliations to the most directly comparable GAAP measure on page 34 of this Presentation. Trademarks and Trade Names W3BCLOUD and SLAC own or have rights to various trademarks, service marks and trade names that they use in connection with the operation of their respective businesses. This Presentation also contains trademarks, service marks and trade names of third parties, which are the property of their respective owners. The use or display of third parties’ trademarks, service marks, trade names or products in this Presentation is not intended to, and does not imply, a relationship with W3BCLOUD or SLAC, or an endorsement or sponsorship by or of W3BCLOUD or SLAC. Solely for convenience, the trademarks, service marks and trade names referred to in this Presentation may appear with the ®, TM or SM symbols, but such references are not intended to indicate, in any way, that W3BCLOUD or SLAC will not assert, to the fullest extent under applicable law, their rights or the right of the applicable licensor to these trademarks, service marks and trade names. Perella Weinberg Partners (“PWP”) is acting as financial advisor to W3BCLOUD. PWP, their respective affiliates and any of their respective employees, directors, officers, contractors, advisors, members, successors, representatives or agents do not make any representation or warranty as to the accuracy or completeness of this presentation, and shall have no liability for any representations (expressed or implied) contained in, or for any omissions from, this presentation or any other written or oral communications transmitted to the recipient in the course of its evaluation of W3BCLOUD. The only information that will have any legal effect and upon which an interested party may rely will be that in such representations and warranties as may be contained in a definitive agreement between such party and W3BCLOUD relating to a transaction, if any.

5

Our Vision is to be the Leading Infrastructure Provider & Developers' Platform Powering Web3

- Founder-Led Management Team
- ~85% Renewable Energy Today
- 7 Data Centers All US-Based Today

2021A	2023E
Revenue: $40M	Revenue: $314M
73% EBITDA Margin	65% EBITDA Margin

JOINT VENTURE PARTNERS:

AMD & CONSENSYS

- ✓ Quality supply chain access & delivery *(AMD)*
- ✓ Software & protocol insights *(ConsenSys)*
- ✓ Hardware & software optimization *(W3BCLOUD)*
- ✓ Support Web3 developers & entrepreneurs *(W3BCLOUD)*
- ✓ Joseph Lubin, founder of ConsenSys & co-founder of Ethereum, to continue on W3BCLOUD board
- ✓ AMD and ConsenSys to invest further in the transaction

W3BCLOUD

W3BCLOUD Business Model Positions Us to Benefit from Market Growth 6 Data centers / hardware W3BCLOUD provide storage and compute Anticipated Revenue Streams infrastructure Crypto & Fiat mix in exchange for compute, storage, access and staking infrastructure services Expected Timing Who Revenues in B2P Web3 protocols and their Digital (Smart- Ongoing d-apps ecosystem (Defi, Assets contracts) NFT, DAO, Metaverse, etc.) (ETC, FIL, ZIL, etc.) Anticipated B2B Enterprise (Storage, 2023 and Fiat (Enterprise) Transactions, Staking, etc.) beyond Anticipated B2C Consumer (Staking, 2024 and Fiat (Consumer) Decentralized Identity, etc.) beyond

Web3 User Growth Similar to Internet User Growth 7 It’s 1998 for Web3 Crypto Users vs. Internet Users Yearly Growth 10,000 2001 / 2025 scale Total Internet Users (in millions); Year 1 = 1992 Log Crypto Users (in millions); Year 1 = 2016 1997 / 2021 1,000 100 10 1 Year 1 Year 2 Year 3 Year 4 Year 5 Year 6 Year 7 Year 8 Year 9 Year 10 Sources: Crypto.com, World Bank, Global Macro Investor.

Web3 Requires Robust Storage and Compute Infrastructure to Scale 8 W3BCLOUD is the “pick-and-shovel” play for Web3

Social Leverage is Led by Founders and Operators 9 Social Leverage Acquisition Corp I (“SLAC”) is sponsored by Social Leverage, a leading early-stage VC Social Leverage’s funds and SLAC’s executives and Board members have a long history of: ï,§ Investing in highly innovative companies led by exceptional entrepreneursï,§ Identifying trends and winners across the tech landscape ï,§ Bringing entrepreneurial expertise, public company experience, relationships and deep marketing, M&A, and capital raising experience to the fore Prior Investments / Companies Founded FinTech / Tech Infrastructure Web3 400+ 30+ Founders Invested in Unicorn Investments 900+ Extensive Following Co-Investors in the Investment Community

Sponsor Team Focused on Growing W3BCloud 10 Executive Team Board of Directors Howard Lindzon Michael Lazerow Michael Marquez CEO Non-Executive Vice Chairman Independent Director Paul Grinberg Ross Mason Brian Norgard Executive Chairman Independent Director Independent Director Douglas Horlick Katherine Rosa President and COO Independent Director

W3BCLOUD Meets Sponsor's Key Partnership Criteria

11

- ✓ Large and attractive end-market
- ✓ Strong and accelerating secular tailwinds
- ✓ Attractive financial metrics: >100% projected growth in revenue and EBITDA from 2021A-2023E, $572M 4Q'23E run-rate revenue[1], 65% 2023E EBITDA margin
- ✓ Significant moat: AMD and ConsenSys backing and deep expertise in the space
- ✓ Strong, visionary management team with an authentic and winning team culture
- ✓ Public-ready business that is well-positioned to gain from having a public currency
- ✓ Benefit from Sponsor's long-term relationships and track record of growing businesses in the public markets, M&A, capital raising, operational and strategic expertise

W3BCLOUD

Note: (1) Annualizes 4Q 2023E revenue.

Overview of W3BCloud / SLAC Business Combination 12 Pro Forma Ownership(3) Assumed Gross Proceeds(1) 4.1% Enterprise Value $495M 26.8% 20.7% $1,250M (approx. $330M used in business plan) 6.0% 3.0% Enterprise Value / 2023E EBITDA ($203M) Capital to 39.3% 6.2x Founder Rollover Equity accelerate Other Rollover Equity (incl. ESOP) Enterprise Value / 4Q 2023E PIPE ($50M Committed)(4) Run-Rate EBITDA ($412M)(2) growth PIPE ($100M Assumed to be Raised) 3.0x SPAC Shareholders SPAC Sponsor Shares Notes: (1) Assumes no redemptions. Includes $345M SPAC cash-in-trust and $150M PIPE ($50M committed, $100M assumed post-announcement raise, though there is no guarantee that such funds will be able to be raised on favorable terms or at all). (2) 4Q 2023E run-rate figures annualize 4Q 2023E revenue and EBITDA. (3) Ownership at transaction close. Assumes no redemptions. (4) W3BCloud has received $40M commitments from investors to participate in a PIPE transaction and an agreement with AMD for an additional $10M equity investment, each of which is subject to certain conditions.

13

Joint Venture Partners Create Significant Business Moat

Mutually beneficial relationship

AMD

Relationship provides for supply chain access with certainty of quality & delivery

Leading global provider of state-of-the-art high-performance computing equipment

~$120B market cap[1]

Access to R&D to ensure hardware optimization on AMD silicon

"We are excited to work with ConsenSys and provide them with access to high-performance hardware technologies capable of better scaling & proliferating decentralized networks & services..."

Jörg Roskowetz
Director of Product Mgmt., Blockchain Technology, at AMD

Developing optimized solutions for the blockchain economy powered by AMD hardware


W3BCLOUD

Leveraging extensive blockchain software expertise of ConsenSys...

CONSENSYS

Relationship provides for key software & protocol insights

Leading Ethereum & blockchain software development company

Product suite serves millions of users & has handled billions of dollars in digital assets

"W3BCLOUD is building the next generation decentralized compute, storage and bandwidth for the planet... the combination of hardware & software will power a new infrastructure layer & enable an accelerated proliferation of blockchain technologies"

Joseph Lubin
Founder of ConsenSys and Co-Creator of Ethereum

W3BCLOUD

Note: (1) As of 9/21/2022.

Founder-Led Management Team 14 Significant international experience in semiconductors, data centers, blockchain, crypto, cloud & AI Sami Issa Wael Aburida Co-Founder & Chief Executive Officer -Founder & CFO / Chief Investment Officer Balázs Tóth Maggie Love Jon Stevens Kawika Kaholokula Co-Founder & Director, Co-Founder & Director, Co-Founder & Director, IT Director, Strategic Finance Business Development & Compute Operations Data Center Ramp Clint Armstrong Essi Lagevardi Peter Mack Andrew Feldman Director, Director, Director, Legal Director, Legal Decentralized Storage Decentralized Finance

Market Overview

Web3 is “Crypto World’s Attempt to Reinvent the Internet” 16 An “internet owned by the users and builders, orchestrated with tokens” Web2 Web3 (2000s—2020s) (2020s & beyond) Platform Economy Ownership Economy Read Write Read Write Own ï,§ Centralizedï,§ Decentralized Key attributes:ï,§ Few large playersï,§ Distributed and long tail Web3ï,§ Multi-trillion-dollar corporationsï,§ Crypto-incentivized protocols vs.ï,§ Censoredï,§ Censorless Web2ï,§ Expensive for developers ï,§ Developers participateï,§ Corporations retain valueï,§ Native value Ecosystem Participants ZIL Arweave Sources: Company management. Quotes from Olga Kharif (Bloomberg Law) and Packy McCormick (as quoted in the New York Times), respectively.

The Opportunity for W3BCloud 17 Flux Access Avalanche Compute Infra Infra Hermez DZK cloud Storage Staking Infra Infra Rocket Pool

W3BCLOUD is a Dedicated Web3 Storage and Compute Infrastructure 18 Provider & Developers’ Platform Flux Access Avalanche Compute Infra Infra Hermez    DZK cloud Storage Staking Infra Infra Rocket Pool

Large Potential Addressable Market

19

	Web2	Web3
Storage & Compute Infra Companies' Market Cap[1]	Multi Trillion	TBD
Cloud TAM[2]	~$1T+	TBD
W3BCLOUD TAM	*Not Applicable*	Up to ~$10B[3]
W3BCLOUD Market Share (2022E)	*Not Applicable*	< 1%

Web3 has the potential to digitize the global economy and usher the metaverse

W3BCLOUD

Sources: Coinmarketcap.com, GlobeNewswire.
Notes: (1) Representative figure encompassing companies such as Amazon, Microsoft, Google, Tencent, Baidu, Alibaba, etc.
(2) Represents 2026E global cloud computing market size, per GlobeNewswire.
(3) Estimated 2022 revenues derived from servicing use cases shown on slide 17.

20

Large Potential Opportunity for W3BCloud in Decentralized Storage and Settlements

Example Use Cases	Decentralized Storage	Decentralized Settlements
Example Protocol	Filecoin	Ethereum
Protocol Launched	2020	2015
2022 Size Compared to Web2 Incumbent / Intermediary	10% of AWS[1]	▪ 1.1x Visa transaction volume[2] ▪ Targeting 4x Visa transaction speed[3]
2022 Cost Compared to Web2 Incumbent / Intermediary	Cents on the dollar	Likely lower
Potential Opportunity	~$220B by 2027 cloud storage market[4]	Multi-trillion dependent on use-case[5]

W3BCLOUD

Sources: (1) Filecoin developers as quoted in Cointelegraph article dated 09/12/22 - "More resilient and user-controlled than AWS"; (2) Josh Stark, data based on 2021 transaction volume in USD; (3) 100k transactions per second indicated by Vitalik Buterin, as quoted by Fortune on 07/21/2022. 24k tps for Visa per Visa; (4) Allied Market Research (5) For example, per SIFMA Research, US Equity and Fixed Income trading is a $550+T market

21

Rapidly Expanding Web3 Use Cases Provide Potential Upside

Potential Growth From Opportunities Not Captured in Current Projections

DeFi

W3BCLOUD stands to benefit from growing DeFi ecosystem

Total value locked in DeFi

January 1, 2020
$10.4B

Sep 21, 2022
$26.6B

DeFi supports:

- Peer-to-peer & pooled lending
- Borrowing platforms
- Decentralized exchanges
- Tokenization platforms
- Derivatives markets

NFTs



.jpg
Storage network

NFTs are minted on a smart contract platform (like Ethereum)

NFTs are increasingly stored on decentralized storage platforms (like Filecoin and Arweave)

Market Momentum

290x increase in NFT sales from 2018 to 2021; $41M to $12B

Metaverse



1000%
100%
Short Term Momentum
Long Term Momentum
Metaverse
NFT
Air Taxi (eVTOL)
Augmented Reality
Digital Twins
deFi
Virtual Reality
V2X
Blockchain
Fintech
All Drug Discovery
Genomics
Autonomous Driving
Delivery Services

"The metaverse will require the greatest ongoing computational requirement in history"

Variety of Opportunities

- **$54B** spent on virtual goods each year
- **60B** messages sent daily on Roblox
- **200** strategic partnerships to date with The Sandbox

$800B projected market cap by 2024

Enterprise

*"Our projection is that by 2024, **at least 20% of large enterprises** will use digital currencies for either **payments, stored value or investments**"*[1]

Selected Companies Already Using Crypto for Payments / Rewards

AT&T, Shake Shack, Dell, Microsoft, Starbucks, overstock

15% *...of Boards Report their organizations are **currently planning to hold or transact** in crypto in **the next two years***

W3BCLOUD

Sources: DeFi source: DeFi Pulse as of 9/21/2022; NFT source: DappRadar; Metaverse source: Google Trends (data compiled by Goldman Sachs Global Investment Research) and J.P. Morgan research API; Enterprise source: Fortune, Gartner, WSJ, Binance.
(1) Avivah Litan of Gartner, as quoted in Fortune.

Business & Financial Overview

Resilient Business Model with Significant Optionality 23 Development of the decentralized Web3 ecosystem drives W3BCLOUD growth & revenue Infrastructure Revenue Drivers Resilience    Optimal capital Generating revenue in Economies of scale allocation fiat and digital assets Revenue Flexible architecture Benefit from diversification continued adoption Diverse Web3 revenue Wide variety of use streams cases Target protocols with Deep supply chain large TAM partnerships Short capex payback

W3BCLOUD – Illustrative Near-Term Deployment 24 Flexible architecture enables optimal protocol selection Access Compute Infra Infra Storage Staking Infra Rocket Pool Infra

Projected Strong Revenue and EBITDA Growth 25 ($ in U.S. millions, unless otherwise noted) Revenue EBITDA $572 $412 $314 $203 $82 $40 $39 $29 $27 $10 2021A 2022E 1Q’23E(1) 2023E 4Q’23E(2) 2021A 2022E 1Q’23E(1) 2023E 4Q’23E(2) Run-Rate Run-Rate Run-Rate Run-Rate 73% 24% 33% 65% 72% EBITDA Margins Notes: Assumes Compute / Storage / Access based on ETH / FIL / POKT respectively at $1,150 / $5.00 / $0.10 respectively for July 2022, growing linearly to $1,550 / $6.74 / $0.13 respectively in March 2023 and then linearly to $3,000 / $13.04 / $0.26 in December 2023. (1) 1Q 2023E run-rate figures annualize 1Q 2023E revenue and EBITDA. (2) 4Q 2023E run-rate figures annualize 4Q 2023E revenue and EBITDA.

W3BCloud has Multiple Pathways to Achieve its Business Plan 26 Flexible architecture enables W3BCloud to pivot between diverse revenue streams 2023E Revenue 2023E EBITDA Business Plan $314 $203 Storage Focused Deployment $303 $203 Compute Focused $330 $207 Deployment Storage Web2/Web3 Hybrid $286 $183 (Flat Crypto Pricing) Note: $ in U.S. millions, unless otherwise noted. Top 3 scenarios assume same pricing curves noted in footnotes on prior page.

Business Plan Sensitivities 27 ï,§ Below sensitivities are illustrative and assume W3BCloud does not pivot deployment or make other changes in reaction to market conditionsï,§ For example, W3BCloud may choose to shift focus in reaction to market conditions as shown on previous page Revenue & EBITDA Sensitivity(1) Average 2023E (2) (3) ETH Price $750 $1,150 $1,500 $2,142 $2,500 $3,000 2023E Revenue $133M $183M $226M $314M $348M $410M 2023E EBITDA $45M $88M $126M $203M $234M $287M Notes: Pricing for Compute shown (ETH used as proxy), assumes Storage and Access pricing follow same pricing curve as Compute. (1) Assumes pricing changes uniformly from Jul-2022 through Dec-2023 to 2023YE prices shown. Utilizes Business Plan Hashrate Assumption (+16% growth through YE 2023) across all pricing cases. (2) Assumes YE 2023 price of $558. (3) Reflects business plan as outlined on previous pages.

Framing the W3BCLOUD Comparable Companies Set 28 Data Centers Crypto / Digital-Asset Focused ïƒ¼ Strong, steady growth ïƒ¼ High growth crypto platforms ïƒ¼ High margin businesses ïƒ¼ Expanding digital asset ecosystemïƒ¼ Favorable macro tailwinds ïƒ¼ Significant upside potential ïƒ¼ Serve multiple customers U.S. Bitcoin Miners ïƒ¼ Blockchain infrastructureïƒ¼ High margins ïƒ» Serve single, limited-use protocol vs. expansive Web3 use-cases ïƒ¼ Similar to W3BCLOUDïƒ» Application specific hardware that can’t be redirectedïƒ» Different to W3BCLOUD

Operational Benchmarking Data Centers Crypto / Digital Asset Focused U.S. Bitcoin Miners 29 2021A – 2023E Revenue Growth CAGR(1) 2023E EBITDA Margin    W3BCLOUD 181% W3BCLOUD 65%    Circle(2) 450% Marathon 68%    Switch(3) 53% Marathon 113%    Digital Realty 53% RIOT 60%    RIOT 52% Core Scientific 39% Equinix 47%    Greenidge 29%    Core Scientific 34%    Switch(3) 12% Circle(2) 32%    Equinix 9% Greenidge 26%    Digital Realty 7% Coinbase 5%    Source: Company filings, Wall Street Research per FactSet as of 9/21/2022. Notes: (1) Coinbase excluded given negative 2021A-2023E Revenue Growth CAGR projected. (2) Circle revenue & EBITDA estimates based on publicly disclosed guidance as of 2/21/2022. (3) Trading for Switch shown as of 5/10/2022, one day prior to announcement of intent to be taken private by DigitalBridge Investment Management and IFM for $34.25/share.

Valuation Benchmarking (2023E) Data Centers Crypto / Digital Asset Focused U.S. Bitcoin Miners 30 Enterprise Value / 2023E Revenue Enterprise Value / 2023E EBITDA W3BCLOUD 4.0x W3BCLOUD 6.2x W3BCLOUD W3BCLOUD (1) 2.2x (1) 3.0x Run-Rate Run-Rate Switch(2) 12.6x Coinbase 71.9x (2) Digital Realty 9.1x Switch 23.7x Equinix 8.8x Equinix 18.8x Circle(3) 3.5x Digital Realty 17.1x Coinbase 3.4x Circle(3) 11.0x Marathon 2.6x Greenidge 4.2x Core Scientific 1.4x Core Scientific 4.0x RIOT 1.1x Marathon 3.8x Greenidge 1.1x RIOT 2.1x Source: Company filings, Wall Street Research per FactSet as of 9/21/2022. Notes: (1) Run-rate figures annualize 4Q’23E revenue and EBITDA. (2) Trading for Switch shown as of 5/10/2022, one day prior to announcement of intent to be taken private by DigitalBridge Investment Management and IFM for $34.25/share. (3) Enterprise value of $9B based on revised transaction terms as of 2/17/2022. Revenue & EBITDA estimates based on publicly disclosed guidance as of 2/21/2022.

Appendix

32

Transaction Summary

Transaction Size	• $345M cash in trust • $50M committed capital[1] • $100M assumed to be raised post-announcement
Valuation	• $1,250M enterprise value • 6.2x Enterprise Value / 2023E EBITDA • 3.0x Enterprise value / 4Q run-rate 2023E EBITDA[2] • 25M seller earnout shares in three tranches ($12.50, $15.00, $17.50)
Sponsor Agreement & Lock-up Agreements	• 20% of sponsor shares subject to earn-out at $12.50 and $15.00 per share • W3BCLOUD management & SLAC sponsor subject to equity lock-ups – 12-month sponsor lock-up and 180-day employee lock-up
Illustrative Pro Forma Ownership at Close[3,4,5,6,7]	See chart below


4.1%
20.7%
6.0%
3.0%
66.1%
W3BCLOUD Rollover Equity
PIPE ($50M Committed)
PIPE ($100M Assumed to be Raised)
SPAC Shareholders
SPAC Sponsor Shares
Pro forma combined AMD and ConsenSys ownership[8]: ~34%

Pro Forma Capitalization

Implied Market Capitalization	$1,665
(+) Pre-Transaction Net Debt[9]	30
(-) Cash to Balance Sheet	(445)
Pro Forma Enterprise Value	**$1,250**

Sources & Uses

Sources	
Cash Held in Trust[3]	$345
Committed PIPE	50
Assumed Post-Announcement Raise[4]	100
W3BCLOUD Rollover Equity[5]	1,101
Sponsor Shares[6]	69
Total Sources	**$1,665**

Uses	
W3BCLOUD Rollover Equity[5]	$1,101
Sponsor Shares[6]	69
Estimated Transaction Expenses	50
Cash to Balance Sheet	445
Total Uses	**$1,665**

Notes:
(1) W3BCloud has received $40M commitments from investors to participate in a PIPE transaction and an agreement with AMD for an additional $10M equity investment, each of which is subject to certain conditions.
(2) Run-rate figure annualizes Q4 2023E EBITDA.; (3) Assumes no redemptions.
(4) The parties intend to raise additional capital of up to $100 million post-announcement, though there is no guarantee that such funds will be able to be raised on favorable terms or at all.
(5) Existing shareholders to roll 100% of their equity. W3BCLOUD founders to receive separate class of common stock (10 votes per share).
(6) Excludes 20% of 8,625,000 sponsor shares that are subject to earnout.; (7) Excludes impact of public warrants and private warrants.
(8) Represents existing AMD and ConsenSys ownership + ownership associated with ConsenSys and AMD PIPE commitments. Excludes impact of public warrants and private warrants.
(9) Represents net debt as of June 30th 2022, inclusive of digital asset loans and assets.

W3BCLOUD

Historical and Projections Detail 33 ($ in U.S. millions, unless otherwise noted) Annual Summary Projections 2020A 2021A 2022E 2023E Average Annual Pricing Compute Revenue Pricing(1) $308 $2,774 $1,927 $2,142 Storage Revenue Pricing(1) $15 $70 $12 $9 Access Revenue Pricing(1) NA NA $0.46 $0.19 Revenue Compute Infra (ETH, etc.) $3 $40 $37 $133 Storage Infra (FIL, etc.) 0 0 1 97 Access Infra (POKT, etc.) — 1 60 Staking Infra ——24 Total Revenue $3 $40 $39 $314 YoY Revenue Growth — 1,094% (1%) 696% EBITDA $1 $29 $10 $203 EBITDA Margin 43% 73% 24% 65% Capex $8 $47 $74 $250 Note: (1) Compute Revenue, Storage and Access Pricing based on ETH, FIL, and POKT respectively.

34

EBITDA Reconciliation

($ in U.S. millions, unless otherwise noted)

	Year Ended December 31, 2020	Year Ended December 31, 2021	Year Ended December 31, 2022 (2022E)[2]	1Q'23E Run-Rate[3]	Year Ended December 31, 2023 (2023E)	4Q'23E Run-Rate[3]
Net income (loss)	($3)	($54)	$63	($21)	$111	$259
Income tax expense	0	(0)	(0)	-	27	75
Realized gain on sale of digital assets	(0)	(3)	(2)	-	-	-
Unrealized loss (gain) on digital asset loans	4	54	(87)	-	-	-
Digital asset fair value impairment[1]	-	23	16	-	-	-
Depreciation	0	3	13	42	59	72
Interest expense	0	7	6	6	6	6
Estimated Non-Recurring Expenses	-	-	1[4]	-	-	-
EBITDA	**$1**	**$29**	**$10**	**$27**	**$203**	**$412**
EBITDA Margin	*43%*	*73%*	*24%*	*33%*	*65%*	*72%*

W3BCLOUD

Notes:
(1) Impairment is performed by management on a monthly basis and if the carrying amount exceeds the fair value, it is impaired to the lowest closing daily value in the month of review.
(2) Based on preliminary 2022 figures and projections. 2022 figures are preliminary, unaudited and subject to change.
(3) 1Q 2023E run-rate figures annualize 1Q 2023E revenue and EBITDA and 4Q 2023E run-rate figures annualize 4Q 2023E revenue and EBITDA.
(4) Estimated non-recurring expenses, which consist primarily of transaction-related expenses.

Risk Factors 35 The risks presented below are certain of the general risks related to W3BCLOUD Partners Limited (the “Company” or “W3BCLOUD”), Social Leverage Acquisition Corp I (“SLAC”) and the proposed business combination between a holding company formed by shareholders of W3BCLOUD, which is the parent of W3BCLOUD (“US Holdco”), and SLAC (the “Business Combination”) and such list is not exhaustive. The list below has been prepared solely for purposes of a potential private placement, and solely for potential private placement investors, and not for any other purpose. You should carefully consider these risks and uncertainties, and should carry out your own diligence and consult with your own financial and legal advisors concerning the risks and suitability of an investment in the potential private placement before making an investment decision. Risks relating to the business of W3BCLOUD have been disclosed in the preliminary proxy statement filed by SLAC and will be disclosed in future documents filed or furnished by W3BCLOUD, US Holdco and SLAC with the U.S. Securities and Exchange Commission (“SEC”), including the documents filed or furnished in connection with the Business Combination. The risks presented in such filings will be consistent with those that would be required for a public company in its SEC filings, including with respect to the business and securities of W3BCLOUD, SLAC, US Holdco and the Business Combination, and may differ significantly from, and be more extensive than, those presented below. All references below to “we,” “us” or “our” refer to the business of W3BCLOUD. Risks Related to W3BCLOUD’s Business and Industry • We have a limited operating history in an evolving and highly volatile industry, which makes it difficult to evaluate our current business and future prospects, and we may not be able to realize our business plan or manage our growth. • If we fail to successfully execute on our business plan or if digital assets and blockchain do not become widely used on a mass scale through Web3 as we anticipate, our results of operations could be adversely affected. • We have a business plan which is primarily dependent on our ability to deploy our storage and compute infrastructure to support a broad range of Web3 protocols. An inability to do so could result in us not being able to realize our business plan or operate a profitable business. • We have a business plan that relies on our strategic relationship with AMD and ConsenSys. A disruption of either or both of these strategic relationships could have a material adverse effect on our business and prospects. • We have a business plan which is affected by the prices of the digital assets that we may hold. A decline in the prices of such digital assets could result in significant losses to us. • To the extent that the profit margins of digital assets are not high, validators are more likely to immediately sell token rewards earned by validating in the market, thereby constraining the growth of the price of the digital assets that could adversely impact us. • If the token reward for solving blocks and transaction fees are not sufficiently high or the transaction fees become too high, operators may not have an adequate incentive to continue operations or it may decrease the demand for the blockchains on which we provide services and we may not be able to realize our business plan. • Profitability may be adversely affected by competition. • There is a lack of liquid markets and a risk of possible manipulation of digital assets. • Digital assets may have concentrated ownership and large sales or distributions by holders of such digital assets could have an adverse effect on the market price of such digital asset. • Digital assets that we hold may be subject to loss, theft, or restriction on access. Ethereum, Filecoin, Pocket and other digital asset transactions are irrevocable and stolen or incorrectly transferred Ethereum, Filecoin, Pocket or other digital assets may be irretrievable. As a result, any incorrectly executed Ethereum, Filecoin, Pocket or other digital asset transactions could adversely affect an investment in us. • Concerns about the environmental impacts of blockchain technology could adversely impact usage and perceptions of Ethereum, Filecoin, Pocket, other digital assets or us. • As a remote-first company, we may be subject to heightened operational and cybersecurity risks. • Our revenue for storage and compute infrastructure services relies heavily on payment from protocol smart contracts and/or third-party pool operators and may be negatively impacted by cyber-attacks against protocol smart contracts or pool operators and/or our limited recourse against protocol smart contracts or pool operators with respect to rewards payable to us. Digital Asset, Equipment and Technology Related Risks • The future development and growth of Ethereum, Filecoin, Pocket and other digital assets for which we may provide services are subject to a variety of factors that are difficult to predict and evaluate and may be in the hands of third parties to a substantial extent. If these digital assets do not grow as we expect, our business, financial condition and results of operations could be adversely affected. • The planned transition of Ethereum to “proof-of-stake” consensus as part of the implementation of “The Merge” could make our Ethereum-related activities less competitive and ultimately adversely affect our business, financial condition and results of operations. • Due to unfamiliarity and some negative publicity associated with digital asset and blockchain technology, the general public may lose confidence in digital asset or blockchain technology. • The cost of obtaining new and replacement hardware and parts has historically been and is likely to continue to be capital intensive and may increase along with the market price of and demand for digital assets, which may have a material and adverse effect on our business, financial condition and results of operations. • We face intense and increasing competition and, if we do not compete effectively, our competitive positioning and our operating results will be harmed. • There are several new and existing competitors in our industry that are purchasing hardware at scale, which may cause delays or difficulty in us obtaining new hardware, which could materially and adversely affect our business and results of operations. • Flaws in the source code of blockchain networks may be unknown to us and may negatively affect our business in multiple ways. • We may not be able to realize the benefits of forks. • The COVID-19 pandemic has disrupted and may continue to disrupt international shipping and we may not be able to obtain new hardware or replacement parts for our existing hardware in a timely or cost-effective manner, which could materially and adversely affect our business, financial condition and results of operations. • Digital asset networks are subject to cyber-security risks, which could adversely affect our business and operations, and therefore affect an investment in us. • The open source structure of the digital asset network protocols means that the core developers and other contributors are generally not directly compensated for their contributions in maintaining and developing such network protocols. A failure to properly monitor and upgrade the Ethereum, Filecoin, Pocket or other digital assets blockchain network protocol could damage such blockchain network and our business. • Our use of open source software code may subject our software to general release or require us to re-engineer our software, which could harm our business. • Any significant disruption in our technology could adversely impact our business, financial condition and results of operations. • Our partners’ data centers where we host our operations, including the facilities in which our hardware is operated, may experience damages, including damages that are not covered by insurance. • We are subject to risks associated with our need for significant electrical power and stable, high-speed internet connections. • The decentralized nature of blockchain may lead to slow or inadequate responses to crises, which may negatively affect our business.

Risk Factors 36 Digital Asset, Equipment and Technology Related Risks (Continued) • The loss or destruction of private keys required to access any digital assets held in custody for our account may be irreversible. If we are unable to access our private keys or if we experience a hack or other data loss relating to our ability to access any digital assets, it could cause regulatory scrutiny, reputational harm, and other losses. • Digital assets face significant scaling obstacles that can lead to high fees or slow transaction settlement times. • The prices of digital assets generally may be distorted by developments related to stablecoins. • Our transactions, or those of our partners, vendors or other third-parties on which we rely, may expose us to countries, territories, regimes, entities, organizations and individuals that are subject to sanctions and other restrictive laws and regulations. • Any failure by us or our partners, vendors or other third-parties acting on our behalf to comply with applicable anti-corruption and anti-money laundering laws, including the Foreign Corrupt Practices Act (the “FCPA”) and similar applicable laws associated with our or their activities outside of the United States could subject us to penalties and other adverse consequences. Risks Related to W3BCLOUD’s Financial Condition • There is no assurance that we will achieve profitability or that our revenue and business models will be successful. • We may experience fluctuations in our quarterly operating results. • We might require additional capital to support business growth, and this capital might not be available on favorable terms or at all, or may require shareholder approval to obtain. • Our financial forecasts that were presented to SLAC’s board of directors and are included in this proxy statement, may not prove accurate. • Future developments regarding the treatment of digital assets for U.S. federal, state, local and foreign tax purposes could adversely impact our business. • Our ability to use any current or future net operating loss to offset future taxable income may be subject to certain limitations under U.S. or foreign law. • The nature of our business requires the application of complex financial accounting rules, and there is limited guidance from accounting standard setting bodies. If financial accounting standards undergo significant changes, our operating results could be adversely affected. • If our estimates or judgment relating to our critical accounting policies prove to be incorrect, our operating results could be adversely affected. • The prices of digital assets are extremely volatile, and price fluctuations may adversely impact the value of digital assets that we hold. • Changes in general economic conditions may adversely affect our financial performance. • Geopolitical instability due to the ongoing military conflict between Russia and Ukraine has contributed to economic uncertainty and capital markets disruption. Our business, financial condition and results of operations may be materially adversely affected by any negative impact on the global economy and capital markets resulting from the conflict in Ukraine or any other geopolitical tensions. • The loss of one or more of our key personnel, or our failure to attract and retain other highly qualified personnel in the future, could adversely impact our business, financial condition and results of operations. • Our officers, directors, employees and large shareholders may encounter potential conflicts of interests with respect to their positions or interests in certain entities, and other initiatives, which could adversely affect our business and reputation. • Our current and historical use of independent contractors could result in certain liabilities. Risks Related to Government Regulation • We are subject to an extensive and rapidly evolving regulatory landscape, and any adverse changes to, or our failure to comply with, any laws and regulations could adversely affect our brand, reputation, business, operating results, and financial condition. • We process certain customer and employee data and may obtain and process additional customer data in the future. Any real or perceived improper use of, disclosure of, or access to such data could harm our reputation, as well as have an adverse effect on our business. • The cryptoeconomy is relatively new and its access to policymakers or lobbying organizations is evolving, which may harm our ability to effectively react to proposed legislation and regulation of digital assets or digital asset platforms adverse to our business. • The limited rights of legal recourse available to us expose us and our investors to the risk that any digital assets we hold may become missing, lost or stolen. • It may be illegal now, or in the future, to acquire, own, hold, sell or use digital assets in one or more countries, and ownership of, holding, or trading in our securities may also be considered illegal and subject to sanction. • Our compliance and risk management programs and methods might not be effective and may result in outcomes that could adversely affect our reputation, operating results, regulatory status and financial condition. We may outsource some of our Know Your Customer and other compliance obligations to third parties. • We are subject to risks associated with our need for significant electrical power. Government regulators may potentially restrict the ability of electricity suppliers to provide electricity to compute infrastructure providers, such as ours. • If a digital asset is deemed to be a “security” or a “regulated financial instrument” in any relevant jurisdiction, that may have an adverse impact on the transferability of and market demand for the digital asset, may expose us to regulatory scrutiny, investigations, fines and requirements, including registration and licensure, which may adversely affect our business, financial condition and results of operations. • Our status under the Investment Company Act of 1940 could be challenged. • Our failure to comply with U.S. and foreign economic and financial sanctions, export controls, and other trade laws and regulations could adversely affect our reputation and have a material adverse effect on our business. Risks Related to Intellectual Property • Our intellectual property rights are valuable, and any inability to protect them could adversely impact our business, financial condition and results of operations. • In the future we may be sued by third parties for alleged infringement of their proprietary rights. • Our services, including the blockchain where the Ethereum, Filecoin, Pocket and other protocols for which we provide storage and compute services are built, contain third-party open source software components, and failure to comply with the terms of the underlying open source software licenses could harm our business.

Risk Factors 37 Risks Related to Operating as a Public Company • The requirements of being a public company, including maintaining adequate internal control over our financial and management systems, may strain our resources, divert management’s attention, make us incur increased costs, and affect our ability to attract and retain executive management and qualified board members. • Pursuant to the JOBS Act, our independent registered public accounting firm will not be required to attest to the effectiveness of our internal control over financial reporting pursuant to Section 404 of the Sarbanes-Oxley Act for so long as we are an “emerging growth company.” • The trading price of our common stock may be volatile, and purchasers of our common stock could incur substantial losses. • The dual class structure of our common stock has the effect of concentrating voting control with the W3BCLOUD Founders (as defined below). This will limit or preclude your ability to influence corporate matters, including the outcome of important transactions, including a change in control. • We cannot predict the impact our dual class structure may have on our share price. • Because we will be a “controlled company” within the meaning of the NYSE rules, our shareholders may not have certain corporate governance protections that are available to shareholders of companies that are not controlled companies. • The price of our common stock could decline if securities analysts do not publish research or if securities analysts or other third parties publish inaccurate or unfavorable research about us. • Future sales of our common stock, or the perception that such sales may occur, could depress our share price. • We are an “emerging growth company” and, as a result of the reduced disclosure and governance requirements applicable to emerging growth companies, our common stock may be less attractive to investors. • Anti-takeover provisions in our organizational documents could delay or prevent a change of control. • The Proposed Charter will designate the Court of Chancery of the State of Delaware as the sole and exclusive forum for certain types of actions and proceedings that may be initiated by our stockholders, which could limit our stockholders’ ability to obtain a favorable judicial forum for disputes with us or our directors, officers, employees or stockholders. Risks Related to SLAC and the Business Combination • SLAC’s Initial Stockholders, directors and officers may have a conflict of interest in determining to pursue the Business Combination, since certain of their interests are different from or in addition to (and may conflict with) the interests of SLAC’s public stockholders, and such interests may have influenced their decisions to approve the Business Combination and recommend that SLAC’s stockholders approve the Business Combination Proposal. • SLAC’s directors and officers have discretion in agreeing to changes or waivers to the terms of the Business Combination Agreement and related transactions, which may result in a conflict of interest when determining whether such changes or waivers are appropriate and in SLAC’s public stockholders’ best interest. • SLAC’s Initial Stockholders have agreed to vote in favor of the Business Combination, regardless of how SLAC’s public stockholders vote. • Neither the SLAC Board nor any committee thereof obtained a third-party valuation in determining whether or not to pursue the Business Combination. • A market for our securities may not continue, which would adversely affect the liquidity and price of our securities. • The NYSE may not list our securities on its exchange, and if they are listed we may be unable to satisfy listing requirements in the future, which could limit investors’ ability to effect transactions in our securities and subject us to additional trading restrictions. • If we do not develop and implement all required accounting practices and policies, we may be unable to provide the financial information required of a United States publicly traded company in a timely and reliable manner. • We may issue additional shares of common stock or other equity securities without your approval, which would dilute your ownership interest in us and may depress the market price of our common stock. • If our performance following the Business Combination does not meet market expectations, the price of our securities may decline. • The Company is a private company and as such little information is publicly available regarding the Company. This may result in the Business Combination not being as profitable as we expect, or at all. • Even if SLAC consummates the Business Combination, the public warrants may never be in the money, and they may expire worthless. • SLAC may redeem your unexpired warrants prior to their exercise at a time that is disadvantageous to you, thereby making your warrants worthless. • Warrants to purchase SLAC common stock will become exercisable following the Business Combination, which could increase the number of shares eligible for future resale in the public market and result in dilution to SLAC stockholders. • SLAC’s stockholders will experience immediate dilution due to the issuance of common stock to the Company stockholders as consideration in the Business Combination. Having a minority share position likely reduces the influence that SLAC’s current stockholders have on the management of New W3BCLOUD. • Our stockholders may be diluted by the future issuance of common stock, preferred stock or securities convertible or exchangeable into common or preferred stock, in connection with our incentive plans, acquisitions, capital raises or otherwise. • SLAC expects to incur significant, non-recurring costs in connection with consummating the Business Combination and related transactions. • If SLAC is unable to complete the Business Combination or another initial business combination by SLAC’s Outside Date, SLAC will cease all operations except for the purpose of winding up SLAC’s affairs, redeem SLAC’s outstanding public shares and dissolve and liquidate. In such event, third parties may bring claims against SLAC and, as a result, the proceeds held in the Trust Account could be reduced and the per share liquidation price received by SLAC’s stockholders could be less than $10.00 per share. • SLAC’s directors may decide not to enforce the indemnification obligations of the Sponsor, resulting in a reduction in the amount of funds in the Trust Account available for distribution to SLAC’s public stockholders. • SLAC may not have sufficient funds to satisfy indemnification claims of SLAC’s directors and executive officers. • SLAC’s stockholders may be held liable for claims by third parties against SLAC to the extent of distributions received by them. • Actions taken by SLAC’s Initial Stockholders, SLAC’s officers and directors to increase the likelihood of approval of the Business Combination Proposal and the other Proposals presented in this proxy statement could have a depressive effect on the price of SLAC’s common stock. • Our ability to successfully effect the Business Combination and the successful operation of the business thereafter will depend largely upon the efforts of certain key personnel, including the key personnel of the Company, all of whom we expect to stay with New W3BCLOUD following the Business Combination. The loss of such key personnel could adversely affect the operations and profitability of the post-combination business. • Future sales of SLAC’s common stock issued to Company stockholders or to the Initial Stockholders may reduce the market price of SLAC’s common stock that you might otherwise obtain. • Subsequent to the consummation of the Business Combination, New W3BCLOUD may be required to take write-downs or write-offs, restructuring and impairment or other charges that could have a significant negative effect on our financial condition, results of operations and stock price, which could cause you to lose some or all of your investment.

Risk Factors 38 Risks Related to SLAC and the Business Combination (Continued) • New W3BCLOUD may be subject to securities litigation, which is expensive and could divert management attention. • Changes in laws or regulations, or a failure to comply with any laws and regulations, may adversely affect our business, investments and results of operations. • The historical consolidated and unaudited pro forma financial information in this proxy statement is not representative of the results New W3BCLOUD would have achieved as a stand-alone public company and may not permit you to predict its future results. Risks Related to the Redemption • SLAC public stockholders, together with any affiliates of theirs or any other person with whom they are acting in concert or as a “group,” will be restricted from exercising redemption rights with respect to more than 15% of the public shares. • A SLAC stockholder’s decision as to whether to redeem his, her or its shares for a pro rata portion of the Trust Account may not put the stockholder in a better future economic position. • If SLAC’s stockholders fail to comply with the redemption requirements specified in this proxy statement, they will not be entitled to redeem their shares of SLAC common stock for a pro rata portion of the funds held in the Trust Account. General Risk Factors • Adverse economic conditions may adversely affect our business. • We may be adversely affected by natural disasters, pandemics, and other catastrophic events, and by man-made problems such as terrorism and international hostilities, that could disrupt our business operations, and our business continuity and disaster recovery plans may not adequately protect us from a serious disaster. • Acquisitions, joint ventures or other strategic transactions create certain risks and may adversely affect our business, financial condition or results of operations.